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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

(X)              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 7, 2002

                          COMMISSION FILE NO. 333-76055

                          UNITED INDUSTRIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                             43-1025604
(STATE OR OTHER JURISDICTION OF                               (I.R.S EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (314) 427-0780
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.  None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  None.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. Appointment of Gary M. Rodkin to Board of Directors. See attached Press Release.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  None.

ITEM 8.  CHANGE IN FISCAL YEAR.  None.

ITEM 9.  REGULATION FD DISCLOSURE.  None.


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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      UNITED INDUSTRIES CORPORATION

DATED: MARCH 7, 2002                  BY: /s/ DANIEL J. JOHNSTON
                                          ----------------------
                                          NAME:  DANIEL J. JOHNSTON
                                          TITLE: EXECUTIVE VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER


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